UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): December 6, 2012

EPOCH HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, New York, NY 10019

(Address of principal executive offices) (Zip Code)

(212) 303-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Entry into a Material Definitive Agreement.

On December 6, 2012, Epoch Holding Corporation (“Epoch”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Epoch, The Toronto-Dominion Bank (“TD”) and Empire Merger Sub, Inc., a wholly owned subsidiary of TD (“Merger Sub”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that may be considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Epoch and may include projections of Epoch’s future financial performance based on Epoch’s anticipated growth strategies and trends in Epoch’s business. These statements are only predictions based on Epoch’s current expectations and projections about future events. There are important factors that could cause Epoch’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: the failure to receive, on a timely basis or otherwise, the required approvals by Epoch’s stockholders and governmental or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; Epoch’s ability to consummate the proposed transaction; operating costs and business disruption may be greater than expected; the ability of Epoch to retain and hire key personnel and maintain relationships with business partners pending consummation of the proposed transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Epoch operates, as detailed from time to time in Epoch’s reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that the proposed transaction will in fact be consummated.

These risks and uncertainties are not exhaustive. Additional information about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Epoch’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and Item 1.A in Epoch’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Epoch or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. Neither Epoch nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this communication. Epoch is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform Epoch’s prior statements to actual results or revised expectations, and Epoch does not intend to do so.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Epoch and TD. The proposed transaction will be submitted to the stockholders of Epoch for their consideration. In connection with the proposed transaction, Epoch will prepare a proxy statement to be filed with the SEC. Epoch and TD plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to Epoch’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Epoch through the Investor Relations section of our website, and the “Financial Information” tab therein. The website address is www.eipny.com. The information on our website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC.

Interests of Participants

Epoch and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Epoch in connection with the proposed transaction. Information regarding Epoch’s directors and executive officers is set forth in Epoch’s Proxy Statement for its 2012 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the fiscal year ended June 30, 2012, which were filed with the SEC on October 18, 2012 and September 10, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by Epoch with the SEC when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Epoch Holding Corporation, dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION
(Registrant)

Date: December 6, 2012
	By:	/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer